INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Aradyme Development Corporation
(A Development Stage Company)


We have audited the accompanying balance sheet of Aradyme Development Corporation (a development stage company) as of September 30, 2002 and the related statements of operations, stockholders' equity and cash flows for the year ended September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aradyme Development Corporation (a development stage company) as of September 30, 2002 and the results of its operations and other comprehensive loss and its cash flows for the period ended September 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no significant operating results to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ HJ & Associates, LLC
HJ & Associates, LLC
Salt Lake City, Utah
February 5, 2003












ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Balance Sheet


ASSETS

September 30,
        2002

CURRENT ASSETS

Cash    $       47,032
Accounts receivable             6,324
Employee advances               100

Total Current Assets            53,456

PROPERTY AND EQUIPMENT, NET (Notes 1 and 3)             164,654

OTHER ASSETS

        Investment in available-for-sale securities (Note 4)            40,000
        Deposits                3,958

                Total Other Assets              43,958

TOTAL ASSETS    $       262,068


ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Balance Sheet (Continued)


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

September 30,
        2002

CURRENT LIABILITIES

Accounts payable        $       50,729
Related party payables (Note 4)         283,856
Accrued expenses                28,409
Deferred revenue (Note 1)               5,400
Equipment leases payable (Note 5)               1,227

Total Current Liabilities               369,621

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY

Preferred stock: 1,000,000 shares authorized of $0.001
 par value, 12,000 shares issued and outstanding (Note 7)               12

Common stock: 24,000,000 shares authorized of $0.001
 par value, 12,605,678 shares issued and outstanding            12,605
Additional paid-in capital              989,810
Accumulated other comprehensive loss (Note 4)           (17,000 )
Deficit accumulated during the development stage                (1,092,980   )

Total Stockholders' Equity (Deficit)            (107,553        )

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)               $  262,068

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Statements of Operations and Other Comprehensive Loss

                                                                        From
                                         Inception on
        For the Year                             February 13,
        Ended                           2001 Through
        September 30,                   September 30,
        2002                            2001                            2002

REVENUES        $       30,148          $       7,000           $       37,148

OPERATING EXPENSES

Depreciation and amortization           31,475                  4,313     35,788
Rent            49,868                  8,400                   58,268
Contract services               720,658                 137,162          857,820
General and administrative              71,592             75,905    147,497

Total Operating Expenses                873,593         225,780      1,099,373

LOSS FROM OPERATIONS            (843,445)       (218,780)     (1,062,225)

OTHER EXPENSE

        Interest expense                30,755                  -         30,755

                Total Other Expense             30,755          -         30,755

NET LOSS                (874,200        )               (218,780)  (1,092,980)

OTHER COMPREHENSIVE LOSS

Unrealized loss on available-for-sale
 securities             17,000                  -                       17,000

TOTAL COMPREHENSIVE LOSS        $       (891,200)   $ (218,780)  $ (1,109,980)

BASIC AND DILUTED LOSS PER SHARE                (0.08   )       $       (0.02 )

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING             11,246,996                      10,621,699

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)
                                                                                                                         Deficit
                                                                                                        Accumulated     Accumulated
                                                                   Additional               Stock        Other      During the
           Preferred Stock                                Common Stock      Paid-In     Subscription     Comprehensive   Development
      Shares                          Amount            Shares           Amount        Capital       Receivable      Loss      Stage

Inception on February 13, 2001    -    $    -     -        $       -        $       -               $       -     $   -    $   -

July 10, 2001, common stock issued
 to founders at $0.00 per share         -                       -                       6,225,000       6,225     -    -     -     -

July 10, 2001, common stock issued
 for cash at $0.036 per share           -                       -                       3,300,000            3,300  116,700 -  -  -

July 10, 2001, common stock issued
 for cash at $0.05 per share            -                       -                       1,000,000      1,000   49,000   -   -     -

September 5, 2001, common stock
 issued for cash at $0.30 per share             -                       -                     233,334   233     69,767   -    -    -

September 6, 2001, common stock
 issued for cash at $0.40 per share             -                       -               25,000        25    9,975    -    -    -

September 6, 2001, common stock
 issued for cash and subscription
 receivable at $0.30 per share          -                       -                35,000     35     10,465      (3,000)    -     -

September 14, 2001, common stock
 issued for cash at $0.30 per share             -                       -                       153,500      154    45,896  -   -  -

September 21, 2001 common stock
 issued for cash at $0.40 per share             -                       -                 25,000      25     9,975    -    -  -

Net loss for the period ended
 September 30, 2001     -                       -                       -                       -             -  -    -  (218,780)
Balance, September 30, 2001             -               $  -    10,996,834    $10,997    $311,778   $(3,000)     $   -   $(218,780)



ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit) (Continued)

                                                                                                                            Deficit
                                                                                                        Accumulated     Accumulated
                                                                  Additional       Stock       Other                     During the
           Preferred Stock          Common Stock         Paid-In                Subscription      Comprehensive       Development
 Shares     Amount                     Shares            Amount               Capital                Receivable    Loss      Stage

Balance, September 30, 2001             -               $       -         10,996,834  $10,997  $311,778 $(3,000) $  -    $(218,780)

Cancellation of stock subscription
 receivable             -                       -                       (10,000 )               (10) (2,990 )   3,000   -        -

November 2001-September 2002,
 common stock issued for cash at
 $0.416 per share pursuant to a
 private placement memorandum           -                       -                       1,378,456       1,378  574,622   -   -   -

January 18, 2001, preferred stock
 issued for cash at $5.00 per share             10,000                  10      -             -     49,990  -   -     -

April 11, 2002, common stock issued
 for investment at $0.237 per share
 (Note 4)               -                       -                       240,384                 240         56,760   -  -       -

September 14, 2002, preferred stock
 issued for cash at $5.00 per share             2,000                   2           -               -     9,998   -  -     -

Stock offering costs            -                       -                       -                       -    (10,348)  -    -      -

Unrealized loss on available-for-sale
 securities             -                       -                       -                       -          -     -     (17,000)  -

Net loss for the year ended
 September 30, 2002      -           -             -        -                        -   -  (874,200)

Balance Forward         12,000          $       12            12,605,674  $12,605   $989,810  $  -  $ (17,000)  $(1,092,980)


ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Statements of Cash Flows

                                From
                                 Inception on
        For the year                             February 13,
        Ended                           2001 Through
                                        September 30,                           September 30,
        2002                            2001                            2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss        $       (874,200        )       $       (218,780        )       $       (1,092,980      )
Adjustments to reconcile net loss to net cash
 used by operating activities:
Depreciation and amortization           31,475                  4,313                   35,788
Bad debt                7,676                   -                       7,676
Common stock issued for services                -                       6,225                   6,225
Changes in assets and liabilities:
(Increase) in accounts receivable               (6,538  )               (7,462  )               (14,000 )
(Increase) in employee advances         (100    )               -                       (100    )
(Increase) in deposits          (3,958  )               -                       (3,958  )
Increase in accounts payable            28,913                  21,816                  50,729
Increase in accrued expenses            27,947                  462                     28,409
Increase in deferred revenue            5,400                   -                       5,400

Net Cash Used by Operating Activities           (783,385        )               (193,426        )               (976,811        )

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets                (5,418  )               (9,366  )               (14,784 )

Net Cash Used by Investing Activities           (5,418  )               (9,366  )               (14,784 )

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from related party payable             178,040                 35,698                  213,738
Payments on related party payable               (14,650 )               (73,247 )               (87,897 )
Preferred stock issued for cash         60,000                  -                       60,000
Common stock issued for cash            576,000                 313,550                 889,550
Payments on leases payable              (23,534 )               (2,882  )               (26,416 )
Stock offering costs            (10,348 )               -                       (10,348 )

Net Cash Provided by Financing Activities               765,508                 273,119                 1,038,627

NET INCREASE (DECREASE) IN CASH         (23,295 )               70,327                  47,032

CASH AT BEGINNING OF PERIOD             70,327                  -                       -

CASH AT END OF PERIOD   $       47,032          $       70,327          $       47,032

CASH PAID FOR:

Interest        $       30,755          $       -               $       30,755
Income taxes    $       -               $       -               $       -

NON-CASH TRANSACTIONS:

Fixed assets acquired under a note payable      $       -               $       185,658         $       185,658
Common stock issued for investment in available for
 sale securities        $       57,000          $       -               $       57,000





ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

Aradyme Development Corporation (the Company) was incorporated on February 13,
 2001, under the laws of the State of Nevada under the name of Systems Research, Inc. On July 16, 2001, Systems Research, Inc. amended its Articles of Incorporation changing its name to Aradyme Development
Corporation.

        The Company develops, manufactures, markets, and distributes computer database management software based on new proprietary technology that is being acquired.

b.  Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year-end.

c.  Cash and Cash Equivalents

The Company considers all highly liquid investment with a maturity of three months or less when purchased to be cash equivalent.

d.  Basic Loss Per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is not presented because it is equal to basic loss per share as a result of the antidilutive nature of stock equivalents. The
Company has excluded 1,000,000 common stock equivalents.

                                                                From
                                                                Inception on
                                For the Year                            February 13,
        Ended           Through                         September 30,                   September 30,
        2002                           2001
Basic loss per share:

Numerator - net loss    $       (874,200        )       $       (218,780)
Denominator - weighted average number of
  shares outstanding            11,668,936                      10,621,699
Loss per share  $       (0.08   )       $       (0.02   )

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

e. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f. Provision for Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax liabilities consist of the following components as of September 30, 2002 and 2001:

                2002                            2001
Deferred tax liabilities:
        NOL Carryover   $       435,231         $       80,500
                        435,231                 80,500

                Deferred tax assets:
                Depreciation            (21,211 )               -
                Valuation allowance             (414,020        )      (80,500)
        Net deferred tax asset  $       -               $       -

        The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended September 30, 2002 and 2001 due to the following:

                                2002                            2001
                Book Income     $       (347,570        )       $       (80,500)
                Depreciation            (12,620 )               -
                State tax expense               (100    )               -
                Meals & Entertainment           1,105                   -
                Unrealized loss         6,630                   -
                Valuation allowance             352,555                 80,500
                        $       -               $       -


ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

        f. Provision for Taxes (Continued)

At September 30, 2002, the Company had net operating loss carryforwards of approximately $1,116,000 that may be offset against future taxable income from the year 2002 through 2022. No tax benefit has been reported in the September 30, 2002 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

g.  Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation using the straight-line method over the following useful lives:

Office furniture        5-7 years
Computer/office equipment       3-5 years

h.  Revenue Recognition

The Company generates revenue from three main sources, the sale of custom programming services, the sale of its internally developed software applications and the licensing of its proprietary software.

The Company recognizes revenue on custom programming and software applications upon shipment or delivery of goods to the customer and after all risks and rewards of ownership of the related products have passed to the buyer and collection is reasonably assured.

The Company has certain outstanding agreements for the use of its software product. These agreements include a post-contract customer support element and when-and-if-available upgrades or revisions for which sufficient vendor specific objective evidence does not exist to allocate revenue to the various elements of the arrangement. As such, the Company recognizes the entire contract fee ratably over the term of the agreement in accordance with the provisions of Statement of Position (SOP) 97-2, "Software Revenue Recognition", as modified by SOP 98-9, "Modification of SOP 97-2 with Respect to Certain Transactions."

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

h.  Revenue Recognition (Continued)

The Company records billings and cash received in excess of revenue earned as deferred revenue. The Company's deferred revenue balance generally results from contractual commitments made by customers to pay amounts to the Company in advance of revenues earned. There was $5,400 and $0 in deferred revenue at September 30, 2002 and 2001, respectively.

i.  Long-Lived Assets

All long-lived assets are evaluated for impairment annually or whenever events or changes in circumstances indicate the carrying amount may not be recoverable per SFAS 142. Any impairment in value is recognized as an expense in the period when the impairment occurs.

j. Recent Accounting Pronouncements

        SFAS No.'s 141 and 142 -- In June 2001, the Financial Accounting Standards Board (FASB) adopted Statement of Financial Accounting Standards
(SFAS) No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 is effective as to any business combination occurring after June 30, 2001. Further, certain transition provisions that affect accounting for business combinations occurring prior to June 30, 2001 are effective as of the date that SFAS No. 142 was applied in its entirety, which, for the Company was October 1, 2001.

SFAS No. 141 provides standards for accounting for business combinations. Among other things, it requires that only the purchase method of accounting be used and that certain intangible assets acquired in a business combination (i.e., those that result from contractual or other legal rights or are separable) be recorded as assets, apart from goodwill. The transition provisions require that an assessment of previous business combinations be made, and if appropriate, reclassifications to or from goodwill be made to adjust the recording of intangible assets such that the criteria for recording intangible assets apart from goodwill is applied to the previous business combinations.

        SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Rather, goodwill shall be assigned to a reporting unit and annually assessed for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant.

        The adoption of these new pronouncements had no effect on the Company.

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

j. Recent Accounting Pronouncements (Continued)

SFAS No. 143 -- On August 16, 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which is effective for fiscal years beginning after June 15, 2002. This pronouncement requires that obligations associated with the retirement of tangible long-lived assets be recorded as liabilities when those obligations are incurred, with the amount of the liability initially measured at fair value. Upon initially recognizing a liability for an accrued retirement obligation, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, the entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. While the Company has not completed the process of determining the effect of this new accounting pronouncement on its financial statements, the Company currently expects that the effect of SFAS No. 143 on the Company's financial statements, when it becomes effective, will not be significant.

SFAS No. 144 -- On October 3, 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. SFAS 144 supersedes SFAS Statement No. 121 (SFAS 121), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (APB 30), "Reporting Results of Operations Reporting the Effects of Disposal of a Segment of a Business."

SFAS 144 develops one accounting model (based on the model in SFAS 121) for long-lived assets that are to be disposed of by sale, and addresses the principal implementation issues. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. This requirement eliminates APB 30's requirement that discontinued operations be measured at net realizable value or that entities include under discontinued operations in the financial statements amounts for operating losses that have not yet occurred. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction.

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

j. Recent Accounting Pronouncements (Continued)

SFAS No. 145 -- On April 30, 2002,  the FASB issued FASB Statement No. 145 (SFAS
145), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds both FASB Statement No. 4 (SFAS 4), "Reporting Gains and Losses from Extinguishment of Debt," and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64),
"Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS
64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, "Accounting for Sales of Real Estate," if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, "Accounting for Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases." Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The Company does not expect that the adoption of SFAS 145 will have a material effect on its financial performance or results of operations.

SFAS No. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The Company does not expect that the adoption of SFAS 146 will have a material effect on its financial performance or results of operations.


ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 1 -        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

k. Stock Options

As permitted by FASB Statement 123 " Accounting for Stock Based Compensation" (SFAS 123), the Company elected to measure and record compensation cost relative to employee stock option costs in accordance with Accounting Principles Board
(APB) Opinion 25, "Accounting for Stock Issued to Employees," and related interpretations and make proforma disclosures of net income and earnings per share as if the fair value method of valuing stock options had been applied. Under APB Opinion 25, compensation cost is recognized for stock options granted to employees when the option price is less than the market price of the underlying common stock on the date of grant.

The valuation of options and warrants granted to unrelated parties for services are measured as of the earlier of (1) the date at which a commitment for performance by the counterparty to earn the equity instrument is reached, or (2) the date the counterparty's performance is complete. Pursuant to the requirements of EITF 96-18, the options and warrants ill continue to be revalued in situations where they are granted prior to the completion of the performance.

NOTE 2 -        GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.

In order to continue as a going concern, develop a reliable source of revenues, and achieve a profitable level of operations, the Company will need, among other things, additional capital resources. Management is in the process of negotiating additional contracts to increase revenues.
However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.


ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002


NOTE 3 -        PROPERTY AND EQUIPMENT

Property and equipment consist of the following:
                                                        September 30,
                                                                2002
Equipment                               $       102,161
Furniture                                       97,476
Leasehold improvement                                   805
Accumulated depreciation                                        (35,788 )
                                                $       164,654

Total depreciation expense for the periods ended September 30, 2002 and 2001 was $31,475 and $4,313.

NOTE 4 -        INVESTMENT

During April 2002, the Company issued 240,384 shares of its common stock for 100,000 shares of Arkona, Inc. (Arkona) common stock. The investment was valued at the market price of the Arkona stock as it was readily determinable at $0.57 per share, or $57,000.  At September 30, 2002, the
Company recognized a unrealized loss of $17,000 due to the market price of the shares decreasing to $0.40 per share, or $40,000.

NOTE 5 -        RELATED PARTY TRANSACTIONS

        Related Party Payables

Related party payables consist of the following:
September 30,
        2002
Note payable to a Company, unsecured, interest
 at 8% per annum starting October 1, 2001, payable
 upon demand.   $       198,040

Note payable to a company pursuant to an Asset Purchase
agreement, secured by fixed assets, interest at 24%
per annum starting October 1, 2001, payable on demand.          70,041

Notes payable to a member of the board of directors, unsecured, interest at 8% per annum starting October 1, 2001, payable on
 demand.                        15,775

Total Related Party Payables    $       283,856

Software License Agreement

The Company entered into a Software License Agreement with a related individual. A license fee was agreed upon equal to ten percent (10%) of all license fees collected by the Company for each license sold, distributed, or otherwise disposed of externally. The license fee shall be paid until a total of $2,000,000 has been paid to the related individual. The term of the license is for three years. The Company has the option to purchase the software upon expiration of the agreement for one dollar. The Company paid $2,755 in license fees during the year ended September 30, 2002.

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 5 -        EQUIPMENT LEASES PAYABLE (Continued)

Software License Agreement (Continued)

The Company leases equipment with a lease term through June 2003. Obligations under this capital lease have been recorded in the accompanying financial statements at the present value of future minimum lease payments.

Obligations under capital lease at September 30, 2002 consist of the following:

 September 30,
          2002
Total   $       1,227
Less: current portion           (1,227  )

Long-term portion       $       -

The future minimum lease payments under these capital leases and the net present value of the future minimum lease payments are as follows:

  Year Ending
September 31,         Amount
      2003      $       1,292
      2004              -
      2005              -
      2006              -
      2007              -
      2008 and thereafter               -

Total future minimum lease payments             1,292

Less, amount representing interest              (65     )

Present value of future minimum lease payments  $       1,227

NOTE 6 -        COMMITMENTS AND CONTINGENCIES

Aradyme Development's Contract

On September 25, 2001, the Company entered into a service contract with an unrelated company. The Company will receive a monthly usage fee of $7,000 per month for the Company to provide the following: full deployment of the custom application, 25 user licenses, and unlimited support including revisions, bug fixes, etc. for the first 60 days following deployment of the application. The Company has also entered into additional contracts subsequent to September 31, 2001 (see Note 8).

Office Space

The Company leases office space in St. George, Utah. The lease amount was $1,200 per month from December 1, 2000 through November 31, 2001. Thereafter, the Company continued the lease on a month-to-month basis. Rent expense for the year ended September 30, 2001 was $8,400.

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 6 -        COMMITMENTS AND CONTINGENCIES (Continued)

Office Space (Continued)

During October 2001, the Company entered into a 39-month lease for office space in American Fork, Utah. The lease calls for monthly payments of $3,215. During January 2002, the Company amended the lease to include additional space. The amendment increased the base monthly rent by $200 for January 2002 through February 2002, by $300 for March 2002 through April 2002, by $400 for May 2002 through June 2002, by $500 for July 2002 through August 2002, by $743 for September 2002 through December 2002 and at various amounts through February 2005 rent expense for the year ended September 30, 2002 amounted to $49,868. The total minimum lease payments due under this non-cancelable lease is as follows:

        2003            $       44,594
        2004                    45,914
        2005                    21,110
        Total           $       111,618

Development Agreement

During February 2002, the Company entered into an agreement with a customer whereby the Company granted the customer a 10% license fee based on the retail price of finished software sold, up to 200% of the cost of the software to the customer, or $21,600. In exchange, the customer agreed to assist the Company with the development of software and provide industry knowledge.

NOTE 7 -        EQUITY TRANSACTIONS

        Preferred Stock

The Company has authorized 1,000,000 shares of non-participating, cumulative preferred stock with a par value $0.001 per share. The stock is non-voting except that each preferred stockholder is entitled to one vote for each one share of preferred stock with respect to proposed revisions to the existing Articles of Incorporation or By-laws by the Corporation affecting the rights of the preferred stockholders.

On January 18, 2002, the Company issued 10,000 shares of preferred stock for $50,000 or $5.00 per share.

On September 14, 2002, the Company issued 2,000 shares of preferred stock for $10,000, or $5.00 per share.

Common Stock

On July 10, 2001, the Company issued 6,225,000 shares of common stock to founding shareholders for services valued at $6,225, or par value.

On July 10, 2001, the Company issued 3,300,000 shares of common stock for cash of $120,000, or $0.036 per share.

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 7 -        EQUITY TRANSACTIONS (Continued)

Common Stock (Continued)

On July 10, 2001, the Company issued 1,000,000 shares of common stock for cash of $50,000, or $0.05 per share.

On September 5, 2001, the Company issued 233,334 shares of common stock for cash of $70,000, or $0.30 per share.

On September 6, 2001, the Company issued 25,000 shares of common stock for cash of $10,000, or $0.40 per share.

On September 6, 2001, the Company issued 35,000 shares of common stock for cash of $7,500 and a subscription receivable of $3,000, or $0.30 per share.

On September 14, 2001, the Company issued 153,500 shares of common stock for cash of $46,050, or $0.40 per share.

On September 20, 2001, the Company issued 25,000 shares of common stock for cash of $10,000, or $0.40 per share.

On October 15, 2001, the Company cancelled 10,000 shares of common stock issued for a stock subscription receivable in the amount of $3,000.

During fiscal year 2002, the Company completed a private placement of its common stock. Between November 15, 2001 and September 5, 2002, the Company issued 1,378,456 shares of common stock at $0.416 per share, or $576,000. Expenses totaling $10,348 have been recognized as stock offering costs related to the private placement.

        Stock Options

        On May 1, 2002, the Company granted an officer and member of the board of directors and option to purchase 1,000,000 shares of the Company's common stock at $0.416 per share , or the equivalent price of the most recent sale of the Company's common stock for cash. The option vested immediately and expires on May 1, 2007.

        The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model based on the following assumptions: Risk-free interest rate of 4.56%; Expected life of 5 years; Expected volatility of 201.07%; and Dividend yield of 0.00%.

        All of the options were issued wither at or above the fair value of the Company's common stock on the date issue and no compensation expense was recognized. Had compensation cost for the issuance of the options been determined based on the fair value at the grant dates consistent with the method of FASB 123, the Company's net loss and loss per share would have been increased to the pro forma amounts indicated below:

                Net loss as reported    $       (874,200        )
                Pro forma               (1,281,077      )
                Basic loss per share as reported        $       (0.08   )
                Pro forma               (0.11   )

ARADYME DEVELOPMENT CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
September 30, 2002

NOTE 8 -        SUBSEQUENT EVENTS

Subsequent to September 30, 2001, the Company issued 254,900 shares of common stock for cash of $127,450, or $0.50 per share.

During October 2002, the Company initiated a private placement memorandum for the sale of its common stock. The memorandum offers 1,000,000 shares of the Company's common stock at a price of $0.50 per share through December 31, 2002.
  Subsequent to September 30, 2002, the Company issued
254,900 shares of its common stock for cash of $127,450, or $0.50 per share.



F-1

The accompanying notes are an integral part of these consolidated financial statements.

F-2

The accompanying notes are an integral part of these financial statements

F-4

The accompanying notes are an integral part of these financial statements

F-5

The accompanying notes are an integral part of these financial statements

F-6

The accompanying notes are an integral part of these financial statements

F-8

F-22